SECURITIES AND EXCHANGE COMMISSION

                          Washington,D.C. 20549


                             _______________


                                 FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) April 17, 2001

                         Universal Bank, N.A.
            (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
      (Issuer of the Asset Backed Certificates)
       (Exact name of registrant as specified in its charter)

United States of America      33-93806                         58-1885168
(State or Other              (Commission File                 (IRS Employer
Jurisdiction of               Number)                          Identification
Incorporation)                                                 Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                                   31904
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
       (Former Name or Former Address, if Changed Since Last Report)







INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The  Certificateholder  Statements  for the month  ending March 31,
2001 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1 Certificates were distributed on April 17, 2001.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


         Exhibit 20.1 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

         Exhibit 20.2 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

         Exhibit 20.3 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-3.

         Exhibit 20.4 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1997-1.







                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL BANK, N.A.



                                             By:   /s/ Meridith Jarrell
                                             Name:   Meridith Jarrell
                                             Title:  President & Chief
                                                     Operating Officer




                        EXHIBIT INDEX


Exhibit                             Description

20.1 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1995-3.

20.2 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-1.

20.3 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1996-3.

20.4 Monthly Servicing Report dated April 17, 2001. with respect to the Universal Card Master Trust
                                            Series 1997-1.











                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending March 31, 2001

==============================================================================

This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            13.87%
       Total Yield Component  .............................            18.24%
       Net Credit Loss Component  .........................             4.37%
       Recoveries .........................................             0.53%
2. Principal Purchase Rate  ...............................            12.83%

3. Principal Payment  Rate  ...............................            13.94%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,422,351,720
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,180,397,680
     Transferor's Interest  ..............................  $   4,680,397,680
     Aggregate Invested Amount of all Series: ............  $   8,500,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,536,418,321
         5-34 days delinquent  ...........................  $     511,898,356
        35-64 days delinquent  ...........................  $     174,585,149
        65-94 days delinquent  ...........................  $     123,520,543
       95-124 days delinquent  ...........................  $      94,344,379
      125-154 days delinquent  ...........................  $      76,788,619
      155-184 days delinquent  ...........................  $      58,487,320

      Current  ...........................................             92.34%
         5-34 days delinquent  ...........................              3.77%
        35-64 days delinquent  ...........................              1.29%
        65-94 days delinquent  ...........................              0.91%
       95-124 days delinquent  ...........................              0.69%
      125-154 days delinquent  ...........................              0.57%
      155-184 days delinquent  ...........................              0.43%
     35+ days delinquent  ................................              3.89%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending March 31, 2001

==============================================================================

B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      13.87%
  2. Weighted Average Certificate Rate                     4.39%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   579,778,921
         Principal Collections                  $   522,793,471
         Finance Charge Collections             $    56,985,450
  2. Investor Default Amount                    $    13,644,970
  3. Investor Monthly Interest                  $    13,270,793
  4. Investor Monthly Fees                      $     5,843,750

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2001


==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  116,866,874
         Principal Collections                       $  104,558,694
         Reallocated Finance Charge Collections      $   12,308,179
    2. Investor Default Amount                       $    2,728,994
    3. Investor Monthly Interest                     $    3,565,248
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    4,862,236

     *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   15.35%

    2. Base Rate - current month                          7.57%
         Coupon Component                                 5.70%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         7.78%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.08%

    5. Base Rate - 3 month average                        7.80%
         Coupon Component                                 5.93%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.27%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
D. Information Regarding Series 1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    3,117,613

   2b. Class B Monthly Interest                        $      218,995

   2c. CIA Monthly Interest                            $      228,639

   3a. Balance in the Class A Interest Funding Account $    9,675,352

   3b. Balance in the Class B Interest Funding Account $      679,641

   3c. Balance in the CIA Interest Funding Account     $      228,639

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2001
==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related
 Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    9,675,352

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $      679,641

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      228,639

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    9,675,352

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $      679,641

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      228,639

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 5

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2001

==============================================================================

This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 6

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-1
   ------------------------------------
    1. Total Investor Collections                    $  152,232,993
         Principal Collections                       $  139,411,592
         Reallocated Finance Charge Collections      $   12,821,401
    2. Investor Default Amount                       $    3,638,659
    3. Investor Monthly Interest                     $    1,164,159
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    6,482,755

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   11.05%

    2. Base Rate - current month                          3.27%
         Coupon Component                                 1.40%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         7.78%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 12.61%

    5. Base Rate - 3 month average                        6.33%
         Coupon Component                                 4.46%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.28%













                                      Page 7

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
D. Information Regarding Series 1996-1
--------------------------------------

   1a. Class A Invested Amount                         $            0

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $            0

   2a. Class A Monthly Interest                        $      472,559

   2b. Class B Monthly Interest                        $      386,747

   2c. CIA Monthly Interest                            $      304,852

   3a. Balance in the Class A Interest Funding Account $   12,465,781

   3b. Balance in the Class B Interest Funding Account $    1,200,250

   3c. Balance in the CIA Interest Funding Account     $      304,852

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $  100,000,000

   6b. Class B Principal Deposit to PFA (2)            $   80,000,000

   6c. CIA Principal Deposit to PFA (2)                $   70,000,000

   7a. Balance in Class A Principal Funding Account (2)$  850,000,000

   7b. Balance in Class B Principal Funding Account (2)$   80,000,000

   7c. Balance in CIA Principal Funding Account (2)    $   70,000,000
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 8

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending March 31, 2001
==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $  862,465,781

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $   81,200,250

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $   70,304,852

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $  850,000,000

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $   80,000,000

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $   70,000,000

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   12,465,781

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,200,250

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      304,852

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $  850,000,000

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $   80,000,000

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $   70,000,000
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 9

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending March 31, 2001

==============================================================================

This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  155,167,068
         Principal Collections                       $  139,411,592
         Reallocated Finance Charge Collections      $   15,755,476
    2. Investor Default Amount                       $    3,638,659
    3. Investor Monthly Interest                     $    4,098,234
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    6,506,334

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.60%

    2. Base Rate - current month                          6.79%
         Coupon Component                                 4.92%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         7.81%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.27%

    5. Base Rate - 3 month average                        8.01%
         Coupon Component                                 6.14%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.27%













                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,452,712

   2b. Class B Monthly Interest                        $      337,850

   2c. CIA Monthly Interest                            $      307,672

   3a. Balance in the Class A Interest Funding Account $    3,452,712

   3b. Balance in the Class B Interest Funding Account $      337,850

   3c. Balance in the CIA Interest Funding Account     $      307,672

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending March 31, 2001
==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      307,672

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      307,672

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 13

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending March 31, 2001

==============================================================================

This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  155,511,987
         Principal Collections                       $  139,411,592
         Reallocated Finance Charge Collections      $   16,100,394
    2. Investor Default Amount                       $    3,638,659
    3. Investor Monthly Interest                     $    4,443,152
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    6,462,073

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.96%

    2. Base Rate - current month                          7.20%
         Coupon Component                                 5.33%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         7.76%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.17%

    5. Base Rate - 3 month average                        7.89%
         Coupon Component                                 6.02%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.28%













                                      Page 15

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2001

==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,765,972

   2b. Class B Monthly Interest                        $      366,689

   2c. CIA Monthly Interest                            $      310,491

   3a. Balance in the Class A Interest Funding Account $    7,272,222

   3b. Balance in the Class B Interest Funding Account $      708,089

   3c. Balance in the CIA Interest Funding Account     $      310,491

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 16

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2001
==============================================================================
This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      310,491

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      310,491

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 17

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2001

==============================================================================

This Certificate relates to the Due Period ending March 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 18